                                                                    Exhibit 10.1


                         AMENDMENT NO. 2 dated as of August 3, 2001 (this
                    "Amendment"), to the CREDIT AGREEMENT dated as of June 6, 2000, and as amended by Amendment No. 1 dated as of May 29, 2001 (the "Credit Agreement"), among FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower"), FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation ("Holdings"), the Lenders (as defined in Article I of the Credit Agreement), CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch, as swingline lender (in such capacity, the "Swingline Lender"), as an Issuing Bank (as defined in
                    Article I of the Credit Agreement), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, FLEET NATIONAL BANK, as an Issuing Bank and as syndication agent (in such capacity, the "Syndication Agent"), and ABN AMRO BANK NV, as documentation agent (in such capacity, the "Documentation Agent").

               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

               B. Holdings and the Borrower have requested that certain provisions of the Credit Agreement be amended as provided herein. The Required Lenders, on the terms and subject to the conditions set forth herein, are willing so to amend the Credit Agreement.

               C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement, as amended hereby.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

               (a) The definition of the term "Applicable Percentage" is hereby amended by (i) deleting the last row (Category 7) of the table set forth therein and substituting therefor the following three rows:

===============================================================================================
         Leverage                         Eurodollar                                Commitment
          Ratio                             Spread             Abr Spread            Fee Rate
-----------------------------------------------------------------------------------------------

CATEGORY 7                                   2.25%                1.25%               0.50%
----------

Equal to or greater than 3.25 to
1.00, but less than 3.75 to 1.00
-----------------------------------------------------------------------------------------------

CATEGORY 8                                   2.50%                1.50%               0.50%
----------

Equal to or greater than 3.75 to
1.00, but less than 4.00 to 1.00
-----------------------------------------------------------------------------------------------

CATEGORY 9                                   2.75%                1.75%               0.50%
----------

Equal to or greater than 4.00 to
1.00
===============================================================================================

and (ii) deleting the words "Category 7" in the last sentence thereof and substituting therefor the words "Category 9".

     (b) The definitions of the terms "Consolidated Fixed Charge Coverage Ratio", "Consolidated Fixed Charges", "Convertible Subordinated Note Documents", "Convertible Subordinated Note Indentures" and "Convertible Subordinated Notes" are hereby deleted in their entirety.

     (c) The definition of the term "Consolidated Indebtedness" is hereby amended by deleting the second proviso thereto.

     (d) Clause (b)(ii) of the definition of the term "Permitted Junior Capital" is hereby amended by (i) inserting immediately after the words "requires no" set forth therein the word "scheduled" and (ii) deleting the words "(whether by way of scheduled amortization, mandatory redemption, mandatory prepayment or otherwise)" set forth therein.

          (e) The following definition is hereby inserted in the appropriate alphabetical order therein:

               "Senior Leverage Ratio" shall mean, at any date of determination, the ratio of (i)(x) Consolidated Indebtedness on such date minus (y) to the extent included therein, the aggregate principal amount of all Senior Subordinated Notes and Permitted Junior Capital on such date to
          (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower most recently ended as of such date.

          SECTION 2. Amendment to Section 1.03. Section 1.03 of the Credit Agreement is hereby amended by (a) deleting the comma after the words "Consolidated EBITDA" set forth therein and substituting therefor the word "and", and (b) deleting the words "and Consolidated Fixed Charges" set forth therein.

          SECTION 3. Addition of Section 1.04. Article I of the Credit Agreement is hereby amended by inserting as a new Section 1.04 therein the following:

          "SECTION 1.04. Limited Non-compliance. Notwithstanding anything to the contrary contained herein, during the period (the "Non-compliance Period") commencing on and including August 3, 2001 and ending on but excluding March 30, 2003, Holdings and the Borrower shall not be required to comply with the provisions of Sections 6.08, 6.09 and 6.10; provided, however, that, other than Revolving Credit Exposure consisting of the undrawn Letter of Credit outstanding on August 3, 2001, in an aggregate face amount at any time outstanding not to exceed $840,000.00, should there be any additional outstanding Revolving Credit Exposure at any time during the Non-compliance Period, then from and after the incurrence of such Revolving Credit Exposure and at all times thereafter, Holdings and the Borrower shall be required to comply with such provisions."

          SECTION 4. Amendment to Section 6.01. (a) Section 6.01(l) of the Credit Agreement is hereby amended by deleting the word "foregoing" therein and substituting therefor the word "other".

          (b) Section 6.01(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "(m) Indebtedness consisting of Permitted Junior Capital in an aggregate principal amount not to exceed $400,000,000 at any time outstanding; provided, however, that, to the extent the net cash proceeds of any such Permitted Junior Capital are used to repurchase, prepay or otherwise refinance Indebtedness outstanding pursuant to paragraph (b) above, whether pursuant to one or more debt tender offers, open market purchases or otherwise, such Permitted Junior Capital may be treated as having been incurred pursuant to the proviso to such paragraph (b) if the terms thereof otherwise meet the requirements of such proviso."

          SECTION 5. Amendment to Section 6.08. Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 6.08. Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters, in each case taken as one accounting period, ended on the last day of a fiscal quarter described below to be less than the amount set forth opposite such fiscal quarter below:

                 Fiscal Quarter Ended
                     in, or Closest to                                      Ratio
                 -------------------------                                  -----
                 September 2001                                           2.85:1.00
                 December 2001                                            2.35:1.00
                 March 2002 through June 2002                             2.00:1.00

                 September 2002                                           2.25:1.00
                 December 2002                                            2.50:1.00
                 March 2003                                               2.75:1.00
                 June 2003                                                3.00:1.00
                 September 2003                                           3.25:1.00
                 December 2003                                            3.50:1.00
                 March 2004 and thereafter                                3.75:1.00

          SECTION 6. Amendment to Section 6.09. Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 6.09. Maximum Capital Expenditures. Permit the aggregate amount of Capital Expenditures made by Holdings, the Borrower and the Subsidiaries during any period set forth below to exceed the amount set forth below opposite such period:

          Period                                                          Amount
          ------                                                          ------
          January 1, 2001 through December 31, 2001                       $150,000,000
          January 1, 2002 through December 31, 2002                       $175,000,000
          January 1, 2003 through December 31, 2003                       $200,000,000
          January 1, 2004 through the Revolving Credit Maturity Date      $112,500,000

     provided that to the extent that the Capital Expenditures made in any period set forth above are less than the amount set forth for such period, then after the available amount for the next succeeding fiscal year has been fully used, Holdings, the Borrower and the Subsidiaries may make additional Capital Expenditures during such next succeeding fiscal year in an aggregate amount that is not in excess of 50% of the unused amount from the immediately prior period set forth above."

          SECTION 7. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "SECTION 6.10. Maximum Senior Leverage Ratio. Permit the Senior Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

                 Fiscal Quarter Ended
                     in, or Closest to                                     Ratio
                 ---------------------                                     -----
                 September 2001                                          1.00:1.00
                 December 2001 through June 2002                         1.20:1.00
                 September 2002 and thereafter                           1.00:1.00

          SECTION 8. Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by (a) deleting the words ", Convertible Subordinated Notes" from clause (ii) thereof, (b) deleting the words "the Convertible Subordinated Notes" from clause (ii)(x) thereof and substituting therefor the words "any Permitted Junior Capital" and (c) deleting the words ", Convertible Subordinated Note Document" from clause (iii) thereof.

          SECTION 9. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Banks and each of the Lenders that:

          (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          SECTION 10. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written on the date (the "Effective Date") that the Administrative Agent shall have received (a) the Amendment Fee (as defined below) and (b) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower, the Subsidiary Guarantors and the Required Lenders.

          SECTION 11. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m., New York City time, on August 3, 2001, an amendment fee (the "Amendment Fee") in an amount equal to 0.20% of such Lender's Revolving Credit Commitment (whether used or unused) as of the Effective Date. The Amendment Fee shall be payable in immediately available funds on the Effective Date. Once paid, the Amendment Fee shall not be refundable.

          SECTION 12. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, Holdings or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 13. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 15. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          SECTION 16. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

          SECTION 17. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 18. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        FAIRCHILD SEMICONDUCTOR CORPORATION,

                                        By /s/Matthew W. Towse
                                           -----------------------------------
                                           Name: Matthew W. Towse
                                           Title: Vice President, Treasurer


                                        FAIRCHILD SEMICONDUCTOR INTERNATIONAL,
                                        INC.,

                                        By /s/ Matthew W. Towse
                                           -----------------------------------
                                           Name: Matthew W. Towse
                                           Title: Vice President, Treasurer


                                        EACH OF THE SUBSIDIARY GUARANTORS LISTED
                                        ON ANNEX I HERETO,

                                        By /s/ Matthew W. Towse
                                           -----------------------------------
                                           Name: Matthew W. Towse
                                           Title: Authorized Signatory - Vice
                                                  President, Treasurer


                                        CREDIT SUISSE FIRST BOSTON, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

                                        By /s/ Robert Hetu
                                           -----------------------------------
                                           Name: Robert Hetu
                                           Title: Director

                                        By /s/ William S. Lutkins
                                           -----------------------------------
                                           Name: William S. Lutkins
                                           Title: Vice President


                                        FLEET NATIONAL BANK, individually and as Syndication Agent and an Issuing Bank,

                                        By /s/ Stephen deCastro
                                           -----------------------------------
                                           Name: Stephen deCastro
                                           Title: Vice President

                                        ABN AMRO BANK NV, individually and as
                                        Documentation Agent,

                                        By /s/ Richard R. DaCosta
                                           -----------------------------------
                                           Name: Richard R. DaCosta
                                           Title: Group Vice President

                                        By /s/ Jana Dombrowski
                                           -----------------------------------
                                           Name: Jana Dombrowski
                                           Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Bank of Scotland
                ----------------------

                By /s/ Joseph Fratus
                   ----------------------
                   Name: Joseph Fratus
                   Title: Vice President


                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.


NAME OF LENDER: IBM Credit Corporation
                ----------------------

                By /s/ Thomas S. Curcio
                   -----------------------
                   Name: Thomas S. Curcio
                   Title: Manager of Credit

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Bank One NA (Main Office Chicago)
                ------------------------------------

                By /s/ Jeffrey Lubatkin
                   -----------------------------
                   Name: Jeffrey Lubatkin
                   Title: First Vice President

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Barclays Bank PLC
                -----------------------

                By /s/ John Giannone
                   --------------------
                   Name: John Giannone
                   Title: Director

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Lloyds TSB Bank PLC
                -----------------------

                By /s/ Ian Dimmock
                   ----------------------------------------------------
                   Name: Ian Dimmock
                   Title: Vice President, Acquisition Finance, D090

                By /s/ Gavin Rees
                   ----------------------------------------------------
                   Name: Gavin Rees
                   Title: Assistant Director, Structured Finance, R185

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Citizens Bank of Massachusetts
                ------------------------------

                By /s/ Robert W. Boswell
                   --------------------------------
                   Name: Robert W. Boswell
                   Title: Assistant Vice President

                                        SIGNATURE PAGE TO AMENDMENT NO. 2 DATED
                                        AS OF AUGUST 3, 2001 TO THE FAIRCHILD
                                        SEMICONDUCTOR CORPORATION CREDIT
                                        AGREEMENT DATED AS OF JUNE 6, 2000.



NAME OF LENDER: Erste Bank of New York Branch
                -----------------------------

                By /s/ John Fay
                   --------------------------
                   Name: John Fay
                   Title: Vice President

                By /s/ John S. Runnion
                   --------------------------
                   Name: John S. Runnion
                   Title: Managing Director

                                                                         ANNEX I


                              SUBSIDIARY GUARANTORS
                              ---------------------

Fairchild Semiconductor Corporation of California
82 Running Hill Road
South Portland, ME  04106

Kota Microcircuits, Inc.
82 Running Hill Road
South Portland, ME  04106

QT Optoelectronics, Inc.
610 North Mary Avenue
Sunnyvale, CA  94086

QT Optoelectronics
610 North Mary Avenue
Sunnyvale, CA  94086